UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                 _____________

                                   FORM 8-K
                                 _____________


                                CURRENT REPORT
                     Pursuant To Section 13 or 15(D) of The
                         Securities Exchange Act of 1934

                                 _____________

      Date of report (Date of earliest event reported):        October 20, 2005


                         FOOD TECHNOLOGY SERVICE, INC.
                 (Exact Name of Registrant as Specified in Charter)


        Florida                          0-19047                  59-2618503
(State or Other Jurisdiction of   (Commission File Number)   (I.R.S. Employer
  Incorporation)                                             Identification No.)


                             502 Prairie Mine Road
                            Mulberry, Florida  33860
                  (Address of Principal Executive Offices) (Zip Code)


          Registrant's telephone number, including area code:  (863) 425-0039


                                       N/A

             (Former Name or Former Address, if Changed Since Last Report)

________________________________________________________________________________



















Item 3.01 - Notice of Delisting for Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.


     Food Technology Service, Inc., (NASDAQ VIFL) announced today that it has received a letter from The Nasdaq Stock Market, dated October 20, 2005, notifying the Company of its failure to maintain a minimum bid price of $1.00 over the preceding thirty (30) consecutive trading days as required by Nasdaq Marketplace Rule 4310(c)(4).

     The letter stated that the Company has until April 18, 2006 to demonstrate compliance by maintaining a minimum closing bid of at least $1.00 for a minimum of ten (10) consecutive trading days or its securities will be delisted from the Nasdaq SmallCap Market.



                                   SIGNATURE


	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

						FOOD TECHNOLOGY SERVICE, INC.



					By:	/s/ Richard G. Hunter, Ph.D.
						____________________________

						Richard G. Hunter, Ph.D.
						Chief Executive Officer


Dated:  October 24, 2005